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                                                                   EXHIBIT 10.11


              FIRST AMENDMENT TO RISK CONTRACT MANAGEMENT AGREEMENT

         THIS FIRST AMENDMENT TO RISK CONTRACT MANAGEMENT AGREEMENT ("Agreement") is made and entered into this 1st day of November, 1996 by and between Elmhurst Physician Hospital Organization, LLC (d/b/a Elmcare), an Illinois limited liability company ("Elmcare") and North American Medical Management - Illinois, Inc., an Illinois general business corporation ("NAMM").

                                   WITNESSETH:

         WHEREAS, Elmcare and NAMM previously entered into that certain Risk Contract Management Agreement dated May 1, 1995 (the "Original Agreement") pursuant to which NAMM provides certain management and administrative services in connection with the administration of Elmcare's capitated arrangements with third party payors;

         WHEREAS, Elmcare has expanded its business to include arranging for the provision of services to Medicare beneficiaries under certain senior risk arrangements; and

         WHEREAS, because of the expansion of Elmcare's business, Elmcare and NAMM wish to amend the Original Agreement as described herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Article 1, Section 1.3 of the Original Agreement is amended to read in its entirety as follows:

         1.3 INTENTIONALLY OMITTED

                                   ARTICLE II.
                         NAMM CLINICAL PERFORMANCE BONUS

         Article 5, Section 5.2 of the Original Agreement is amended to read in its entirety as follows:

         5.2 Determination of Bonus. At the end of each year during which this Agreement is in effect, or more frequently as determined by NAMM and Elmcare, Elmcare and NAMM shall determine the Net Balance for each Risk Contract and shall aggregate such amount (the "Aggregate Annual Balance"). In the event that the Aggregate Annual Balance is a positive number, Elmcare shall pay to NAMM an amount (the "NAMM Clinical Bonus") corresponding to the following:


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
--------------------------------------------------------------------------------
       NET BALANCE                       NAMM CLINICAL BONUS
--------------------------------------------------------------------------------
$3,000,000 or less              20% of the Net Balance
--------------------------------------------------------------------------------
$3,000,001 to $6,000,000        (a) $600,000 plus (b) 15% of the excess of the
                                Net Balance over $3,000,000
--------------------------------------------------------------------------------
$6,000,001 to $8,000,000        (a) $1,050,000 plus (b) 8% of the excess of the
                                Net Balance over $6,000,000
--------------------------------------------------------------------------------
$8,000,001 to $10,000,000       (a) $1,210,000 plus (b) 4% of the excess of the
                                Net Balance over $8,000,000
--------------------------------------------------------------------------------
Over $10,000,000                (a) $1,290,000 plus (b) 2% of the excess of the
                                Net Balance over $10,000,000
--------------------------------------------------------------------------------

With respect to the NAMM Clinical Bonus paid by Elmcare, the parties agree that NAMM shall pay twenty-five percent (25%) of the NAMM Clinical Bonus to its local staff who are providing services to Elmcare under this Agreement and the remaining seventy-five percent (75%) of the NAMM Clinical Bonus shall be retained by NAMM.

                                  ARTICLE III.
                              CONFORMING AMENDMENT

         1. Article 6, Section 6.9(d) of the Original Agreement is amended to read in its entirety as follows:

         (d) NAMM shall provide a final accounting of its Annual Expenses for that period of the contract year prior to the effective date of termination, and the parties shall compute payments due pursuant to Article 4 by treating the effective date of termination as if it is a year end. In the event that the effective date of termination does not coincide with the end of any Risk Contract's year or term, then the determination of whether a payment is due to NAMM pursuant to Article 5 from a positive Aggregate Annual Balance under all Risk Contracts shall be made on a pro rata basis (i.e., by multiplying the amount of each Risk Contract's Net Balance by a fraction the numerator of which is the number of days in the year preceding the effective date of termination and the denominator of which is three hundred sixty-five (365)).

         2. Schedule 1.3 of the Original Agreement is deleted in its entirety.

                                   ARTICLE IV.
                                  MISCELLANEOUS

         1. The terms of the Original Agreement are not otherwise affected, modified or terminated by this Agreement.




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         2. This Agreement shall be effective as of May 1, 1996 and shall apply solely to the contract years beginning May 1, 1996 under the Original Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

ELMHURST PHYSICIAN HOSPITAL                  NORTH AMERICAN MEDICAL
ORGANIZATION, L.L.C.                         MANAGEMENT - ILLINOIS, INC.



By:  /s/ Denise L. Meyers                    By: /s/
     ---------------------------------          ------------------------------

Its: Executive Director                      Its: President
     ---------------------------------          ------------------------------






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